May 1, 2000

                         DREYFUS EMERGING LEADERS FUND

                           SUPPLEMENT TO PROSPECTUS

                             DATED JANUARY 1, 2000

      THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE FUND'S PROSPECTUS.

      Effective the close of business on June 30, 2000, the Fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who do not own shares of the fund on June 30, 2000, generally will not be allowed to buy shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 30, 2000; and 2) 401(k) plans sponsored by financial institutions approved by Dreyfus on or before June 30, 2000. Shareholders whose accounts are closed before or after June 30, 2000 may be prohibited from reactivating their account or opening a new account. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

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